UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  October 30, 2002



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



           MINNESOTA                   0-16106                  41-1347235
(State of other jurisdiction     (Commission File No.)        (IRS Employer
       of incorporation)                                  Identification Number)


           2950 NE 84TH LANE, BLAINE, MN                     55449
      (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

   (Former name, former address and former fiscal year, if changed since last report): N/A


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ITEM 5.   OTHER EVENTS

     We reported the results from operations for the quarter ended September 30, 2002 in a press release dated October 29, 2002. A copy of that release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.   EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1            Press Release dated October 29, 2002


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 30, 2002          APA OPTICS, INC.



                                  By /s/ Robert M. Ringstad
                                     -------------------------------------------
                                     Robert M. Ringstad, Chief Financial Officer
                                     (Principal accounting and financial
                                     officer) and Authorized Signatory


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